SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 SurModics, Inc.
             (Exact name of registrant as specified in its charter)



          Minnesota                                           41-1356149
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



    9924 West 74th Street
    Eden Prairie, Minnesota                                        55344
(Address of principal executive offices)                         (Zip Code)



         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.05 par value


                               Page 1 of 3 Pages

Item 1.  Description of Registrant's Securities to be Registered.

         The information called for by this Item 1 is incorporated herein by reference to the section entitled "Description of Securities" in the Prospectus portion of the Registrant's Form SB-2 Registration Statement, Reg.
No. 333-43217.


Item 2.  Exhibits.

See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     SURMODICS, INC.



                                      By /s/ Dale R. Olseth
                                        Dale R. Olseth, Chairman, President and
                                        Chief Executive Officer

Dated:   February 25, 1998


                               Page 2 of 3 Pages

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-A
                                       OF
                                 SURMODICS, INC.




         Exhibit
         Number         Description

         Exhibit 1  -   Registrant's  Articles of Incorporation -- incorporated
                        by reference to Exhibit 3.1 to the Registrant's Form
                        SB-2 Registration Statement, Reg. No. 333-43217.

         Exhibit 2  -   Registrant's  Bylaws  --  incorporated  by  reference
                        to  Exhibit  3.2  to the Registrant's Form SB-2
                        Registration Statement, Reg. No. 333-43217.

         Exhibit 3  -   Specimen of Common Stock  certificate --  incorporated
                        by reference to Exhibit 4.3 to the Registrant's Form
                        SB-2 Registration Statement, Reg. No. 333-43217.







                               Page 3 of 3 Pages